UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21571

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash

17605 Wright Street, Nebraska 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 12/31

Date of reporting period:    6/30/13

Item 1.  Reports to Stockholders.

LIFETIME ACHIEVEMENT FUND

SEMI-ANNUAL REPORT June 30, 2013

A Fund of Funds Managed by Manarin Investment Counsel, Ltd.

[w] www.lifetimeachievementfund.com
[t] 888.339.4230

THE LIFETIME ACHIEVEMENT FUND seeks long-term capital appreciation and growth of investment. The Fund seeks to achieve its objective by investing in a portfolio of non-proprietary mutual funds and exchange-traded funds ("ETFs"). The Fund offers instant and broad diversification with the ease of investing in a single mutual fund. Investors gain exposure to a wide range of asset classes and investment styles including large, mid, and small capitalization funds; growth and value style funds; domestic funds; international funds including emerging markets; precious metals; and real estate. This strategy yields a globally and geopolitically diversified portfolio of 10 to 20 funds allocated to meet the Fund's objective.

INCEPTION DATE
July 5, 2000

TICKER SYMBOL
LFTAX

CUSIP
66538E101

TOTAL NET ASSETS
$186.7 Million

BENCHMARKS
MSCI World Index and S&P 500 Index

There is no guarantee the Fund will achieve its objective.

Investors should carefully consider the Fund's investment objective, risks, charges and expenses before investing. For a prospectus that contains this and other information about the Fund, please call Lifetime Achievement Fund at (888) 339-4230, read the prospectus carefully before investing. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA. Northern Lights Distributors, LLC and Manarin Investment Counsel, Ltd. are not affiliated.

Dear fellow shareholders,

The stock market continued its strong performance so far in 2013.  Let’s review.

Performance Review

Lifetime Achievement Fund (“The Fund”) increased 5.40%i for the six months ended June 30, 2013.  The Fund trailed the Standard & Poor’s (“S&P”) 500® Indexii, which increased 13.82% and the Morgan Stanley Capital (“MSCI”) World Indexiii, which increased 8.43% during the same period.

The Fund benefited from its underlying positions in US stocks.  The top performer was John Hancock Classic Value Fund I which increased 22.37% for the period under review. Foreign stocks especially emerging markets did not fare as well.  Therefore, Wintergreen Institutional, Mutual European Z, and Invesco Developing Markets R6 lagged during the period.  In addition, the biggest detractor from performance was the Fund’s holdings in gold-mining companies through OCM Gold Advisors and Van Eck International Investors Gold I.  Both of these funds decreased in value over 44% during the first six months of 2013.   Despite this, the Fund will continue to hold gold as a hedge in the portfolio (as the advisor has for almost 30 years).

Early in 2013, the Fund had purchased 12,370 putiv  contracts on the SPDR S&P 500 ETF (SPY) at the 140 strikev price expiring 6/22/2013.  With all that was going on in Washington with the fiscal issues and the continuing problems in Europe, we felt it was prudent to hedge the Fund’s downside risk.  So far, these issues have played out in the market’s favor, so the Fund’s hedge expired out of the money.  Every investment decision has a risk and potential reward.  In this case, we thought the cost (premium) of the puts was worth the downside protection offered.  However, the cost added to the Fund’s underperformance in the short run.

Portfolio Review

Diversification has been and will always be an integral part of our consistent, disciplined approach to managing money.  We do not plan to change our approach in order to attempt to outperform any market benchmark in the short-run.  We believe that we are investors for life and make decisions based on fundamentals.  We allocate capital to areas identified as undervalued with the potential to provide above-average long-term returns relative to risk. The Fund is benchmark agnostic in its quest for value.  The Fund does not pay attention to any benchmark’s weighting.  Our mission is to achieve long-term capital appreciation and growth of investment. However, this long-term strategy can also, as it has in recent months, lead to lower overall short-term returns.  We work hard to continuously look for ways to improve.  As you know, our personal money is invested in our portfolios as well.

One of the overriding themes you will see throughout our portfolios is a focus on owning quality companies.  Quality companies are those that possess some of the following traits:

•

The ability to generate consistent free cash flow.

•

They have a strong balance sheet (i.e. low debt levels, high cash levels).

•

They exhibit competitive advantages.

•

They are led by capable management teams.

As discussed in the performance review, gold and gold-mining companies have been under lots of selling pressure.   When the Fund drops below the target allocation in gold (and gold-mining shares), we add to the position.  When the position gets too large, we sell.  Therefore, we have added to these positions during the first six months of 2013.

Economic Review & Outlook

We are concerned about the debt/deficit/unfunded liabilities that loom over the horizon.  Our take is that the central banks around the world are attempting to print their way out of this mess.  We would be concerned that this could lead to higher inflation, maybe even hyperinflation, or worse-a collapse in confidence of the entire monetary system.  However, we still feel that the most likely outcome is a muddle through scenario, where we slowly grind through these issues.

In the shorter-run, we are still worried that the market has not experienced a significant correction since the summer of 2011.  We think it would be normal and healthy to get a 10-20% decline.  Too much positivity makes us nervous.  Going forward, we think active management will become more important in this low economic growth, high regulatory burden world.  We continue to focus on undervalued areas of the market where we can hire management teams that focus on high quality stocks.  We think this strategy may reward shareholders over the long run.  We also continue to search for additional ways to diversify.

Peace and Goodwill,

Roland Manarin

President - Portfolio Manager

roland@manarin.com

Aron Huddleston, CFA

Vice President - Portfolio Manager

aron@manarin.com

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

One of Manarin’s Governing Principles is that we will communicate our beliefs as candidly as possible, because we believe our shareholders benefit from understanding our investment philosophy and approach.  Our views and opinions regarding investment selection, holdings, and the market are forward looking statements which may or may not be accurate over the long term.  While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.  We use forward looking statements like “believe,” “expect,” or “anticipate” or other similar expressions when discussing our opinions however we cannot assure future results and achievements.

i Performance does not reflect the maximum 2.50% sales charge which will reduce the performance quoted.  You can find more of the Fund’s performance data in the Performance Review  page

ii The Standard and Poor’s (S&P) 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

iii The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

iv Contract that gives the holder the right, but not the obligation, to sell a fixed amount of stock at a specified price by a certain date.

v The price at which a specific derivative contract can be exercised.

It is not possible to invest directly in an index.

1810-NLD-07/31/2013

Lifetime Achievement Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures(a)(e) for the six months ended June 30, 2013, compared to its benchmarks:

	Six	One	Five	Ten	Inception(d) through
	Months	Year	Year	Year	June 30, 2013
Lifetime Achievement Fund with 2.50% sales load	2.76%	11.08%	4.59%	6.61%	2.19%
Lifetime Achievement Fund without 2.50% sales load	5.40%	13.94%	5.12%	6.87%	2.39%
S&P 500 Index (b)	13.82%	20.60%	7.01%	7.30%	2.76%
MSCI World Index (c)	8.43%	18.58%	2.70%	7.25%	2.21%

Comparison of the Change in Value of a $10,000 Investment

(a)  The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2014 to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense and cost of Fund borrowings.  The Fund's total annual operating expenses are 2.38%. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-339-4230

(b)  The Standard and Poor’s (‘‘S&P’’)500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

(c)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(d) Inception date is July 5, 2000.
(e) Performance figures include 12b-1 fee rebate. Refer to note 4 in the Notes to Financial Statements.

Lifetime Achievement Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2013
Shares		Value

	COMMON STOCKS - 2.4%
	TELECOMMMUNICATIONS - 2.4%
210,000	Level 3 Communications, Inc.*†
	(Cost - $11,927,223)	$ 4,426,800

	EXCHANGE TRADED FUNDS - 2.3%
	COMMODITY FUND - 2.3%
11,078	ZKB Gold ETF*†
	(Cost $5,435,939)	4,205,637

	MUTUAL FUNDS - 94.6%
	DIVERSIFIED EMERGING MARKETS - 2.3%
132,860	Invesco Developing Markets Fund - Class R6†	4,259,506

	EQUITY PRECIOUS METALS - 4.2%
274,599	OCM Mutual Fund - OCM Gold Fund - Advisor Class*†	3,163,379
410,695	Van Eck International Investors Gold Fund - Class I*†	4,612,102
		7,775,481
	LARGE GROWTH - 10.3%
1,038,630	Alger Capital Appreciation Institutional Fund - Class Z†	19,245,815

	LARGE VALUE - 11.9%
1,035,876	John Hancock Classic Value Fund - Institutional Class†	22,157,395

	MID-CAP VALUE - 11.1%
835,686	JPMorgan Value Advantage Fund - Institutional Class†	20,674,873

	REGION FUND - EUROPEAN - 4.2%
345,696	Franklin Mutual European Fund - Class Z†	7,771,238

	SMALL GROWTH - 6.3%
254,176	Pioneer Oak Ridge Small Cap Growth Fund - Class K*†	8,692,815

	SMALL VALUE - 33.0%
537,816	AllianzGI NFJ Small-Cap Value Fund - Institutional Class†	18,140,530
577,282	Franklin MicroCap Value Fund - Advisor Class†	21,330,556
786,323	Heartland Value Plus Fund - Institutional Class†	25,634,138
		65,105,224

Lifetime Achievement Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
June 30, 2013

Shares		Value
	WORLD STOCK - 11.6%
702,095	Polaris Global Value Fund†	$ 12,223,477
652,953	Wintergreen Fund - Institutional Class†	10,519,076
		22,742,553

	TOTAL MUTUAL FUNDS (Cost - $129,469,753)	178,424,900

	TOTAL INVESTMENTS - 100.1% (Cost - $146,832,915) (a)	$ 187,057,337
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.1)%	(486,561)
	TOTAL NET ASSETS - 100.0%	$ 186,570,776

* Non-Income producing security.

  †As of June 30, 2013, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $187,136,484 as of June 30, 2013. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 5 to the financial statements.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $146,757,683 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 51,549,754
	Unrealized depreciation:	(11,250,100)
	Net unrealized appreciation:	$ 40,299,654

LIFETIME ACHIEVEMENT FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2013

ASSETS
Investment securities: *
At cost	$ 146,832,915
At fair value	$ 187,057,337
Prepaid expenses	15,222
Receivable for Fund shares sold	1,507
Dividends and interest receivable	5
Other assets	4,573
TOTAL ASSETS	187,078,644

LIABILITIES
Loan Payable	314,511
Investment advisory fees payable	108,719
Distribution (12b-1) fees payable	61,533
Fees payable to other affiliates	13,371
Fund shares repurchased	8,538
Due to custodian	1,109
Accrued expenses	87
TOTAL LIABILITIES	507,868
NET ASSETS	$ 186,570,776

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 164,441,457
Undistributed net investment income	5,232
Accumulated net realized loss from security transactions	(18,100,335)
Net unrealized appreciation on investments	40,224,422
NET ASSETS	$ 186,570,776

Net Asset Value Per Share:
Shares:
Net Assets	$ 186,570,776
Shares of beneficial interest outstanding	8,094,706

Net asset value, and redemption price per share (a)	$ 23.05
Maximum offering price per share
(net asset value, plus 2.56% of net asset value or 2.50% of offering price)	$ 23.64

*As of June 30, 2013, all or a portion of the securities have been pledged as collateral for a Fund loan.  The fair value of the securities in the pledged account totaled $187,136,484 as of June 30, 2013.  The loan agreement requires continuous collateral whether the loan has a balance or not.  See Note 5 to the financial statements.

(a) See note 6 to financial statements.

LIFETIME ACHIEVEMENT FUND
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2013

INVESTMENT INCOME
Dividends from mutual funds	$ 2,324
Interest	358
TOTAL INVESTMENT INCOME	2,682

EXPENSES
Investment advisory fees	693,613
Distribution (12b-1) fees	231,204
Professional fees	68,604
Administrative services fees	56,104
Transfer agent fees	26,140
Interest expense	22,080
Trustees' fees and expenses	14,586
Compliance officer fees	10,063
Custodian fees	9,219
Insurance expense	6,631
Printing and postage expenses	4,233
Non 12b-1 shareholder services fees	2,562
TOTAL EXPENSES	1,145,039
Current 12b-1 fees rebated by Distributor *	(252)
NET EXPENSES	1,144,787

NET INVESTMENT LOSS	(1,142,105)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized loss from investments	(835,921)
Change in unrealized appreciation on investments	11,607,576

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	10,771,655

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,629,550

* See Note 4 to financial statements.

LIFETIME ACHIEVEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$ (1,142,105)	$ 539,363
Distributions of realized gains by underlying investment companies	-	3,853,201
Net realized gain (loss) from investments	(835,921)	7,589,216
Net change in unrealized appreciation on investments	11,607,576	11,470,966
Net increase in net assets resulting from operations	9,629,550	23,452,746

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	5,179,212	11,036,023
Payments for shares redeemed	(6,021,683)	(15,541,939)
Net decrease in net assets from shares of beneficial interest	(842,471)	(4,505,916)

TOTAL INCREASE IN NET ASSETS	8,787,079	18,946,830

NET ASSETS
Beginning of Period	177,783,697	158,836,867
End of Period *	$ 186,570,776	$ 177,783,697
* Includes undistributed net investment income of:	$ 5,232	$ 1,147,337

SHARE ACTIVITY
Shares sold	225,863	525,879
Shares redeemed	(258,832)	(747,330)
Net decrease	(32,969)	(221,451)

LIFETIME ACHIEVEMENT FUND
STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended June 30, 2013

Increase (Decrease) in Cash
Cash flows provided by/(used for) operating activities:
Net increase in net assets resulting from operations	$ 9,629,550

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Purchases of long-term portfolio investments	(4,473,805)
Sales of long-term portfolio investments	5,581,294
Sales of short-term portfolio investments, net	1,185,734
Increase in interest and dividends receivable	211,418
Increase in prepaid expenses	18,743
Increase in distribution fees payable	34,652
Increase in investment advisory fees payable	679
Increase in fees payable to other affiliates	4,992
Decrease in payable for securities purchased	(204,322)
Decrease in other accrued expenses	(48,996)
Net realized loss on investments	835,921
Change in unrealized appreciation/depreciation on investments	(11,607,576)

Net cash provided by operating activities	1,168,284

Cash flows used for financing activities:
Proceeds from sale of shares	5,081,872
Redemption of shares	(6,049,759)
Net cash used for loan payable	(200,397)
Net cash used for financing activities	(1,168,284)

Net increase in cash	-
Cash at beginning of period	-
Cash at end of period	$ -

Supplemental disclosure of cash flow information (each of which is included above in the line titled “Net increase in net assets resulting from operations”):
Interest payments for the six months ended was $22,080.
Current 12b-1 fee rebates by Distributor for the six months ended June 30, 2013, was $252; see Note 4 to financial statements.

LIFETIME ACHIEVEMENT FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Six Months Ended
		June 30, 2013		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		(Unaudited)		December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008

Net asset value, beginning of period		$ 21.87		$ 19.02		$ 21.03		$ 17.18		$ 11.71		$ 21.35

Activity from investment operations:
	Net investment income (loss) (a)	(0.14)	(f)	0.06	(f)	-	(c)	0.04		(0.05)		(0.08)
	Net realized and unrealized
	gain/(loss) on investments	1.32		2.78		(1.66)		3.58		5.52		(9.54)
	Retroactive rebate of 12b-1
	fees by Distributor (g)	-	(c)	0.01		-		0.23		-		-
Total from investment operations		1.18		2.85		(1.66)		3.85		5.47		(9.62)

Redemption fees (b)		-	(c)	-		-	(c)	-	(c)	-	(c)	-	(c)

Less distributions from:
	Net investment income	-		-		(0.34)		-		-		(0.01)
	Return of capital	-		-		(0.01)		-		-		(0.01)
	Net realized gains	-		-		-		-		-		-
Total distributions		-		-		(0.35)		-		-		(0.02)

Net asset value, end of period		$ 23.05		$ 21.87		$ 19.02		$ 21.03		$ 17.18		$ 11.71

Total return (d)		5.40%	(h)	14.98%		(7.90)%		22.41%		46.71%		(45.00%)

Net assets, end of period (000s)		$ 186,571		$ 177,784		$ 158,837		$ 168,022		$ 141,314		$ 94,309

Ratio of gross expenses to average
	net assets (a)	1.45%	(e)(h)	1.37%	(e)	1.30%	(e)	1.57%		1.99%		2.22%
Ratio of net expenses (excluding interest expense)
	to average net assets (a)	1.21%	(e)(h)	1.23%	(e)	1.25%	(e)	1.27%		1.40%		1.38%
Ratio of net investment income (loss)
	to average net assets (a)	(1.20)%	(e)(h)	0.32%	(e)	(0.01)%	(e)	0.17%		(0.37)%		(0.43)%

Portfolio Turnover Rate		2%	(i)	14%		20%		6%		10%		51%

(a)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund's expense ratio.
(b)	See Note 6 to financial statements.
(c)	Less than $0.01 per share.
(d)	Total return represents aggregate total return based on NAV and does not reflect a sales charge.
(e)

Amounts include current 12b-1 fees rebated by distributor. The ratio of current 12b-1 fees to average net assets for the six months ended June 30, 2013 were 0.00%, for the year ended December 31, 2012 were 0.03% and for the year ended December 31, 2011 were 0.03%.

(f)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(g)	See note 4 in the Notes to Financial Statements.
(h)	Annualized.
(i)	Not annualized.

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2013

1.

ORGANIZATION

Lifetime Achievement Fund (the ‘‘Fund’’) is a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Fund is a, non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), the Fund currently consists of one series of shares. The Fund invests primarily in investment companies, including exchange-traded funds (‘‘Investment Funds’’).

Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America
(‘‘GAAP), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2013

Fair Value Team and Valuation Process — This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2013, for the Fund’s investments measured at fair value:

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2013

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,426,800	$ -	$ -	$ 4,426,800
Exchange Traded Funds	4,205,637	-	-	4,205,637
Mutual Funds	173,812,798	4,612,102	-	178,424,900
Total	$ 182,445,235	$ 4,612,102	$ -	$ 187,057,337

The Fund did not hold any Level 3 securities during the period.

*Refer to the Portfolio of Investments for classifications.

The following amounts were transfers in/(out) of Level 2 assets:

	Van Eck International Investors Gold Fund - Class I	Total
Transfers into Level 2 from Level 1	$ 4,612,102	$ 4,612,102
Transfers from Level 2 into Level 1	-	-
Net Transfers in/(Out) of Level 2	$ 4,612,102	$ 4,612,102

There were no transfers from Level 2 to Level 1. Transfers that were made into Level 2 represent securities being fair valued using observable inputs.   A quoted price was not available at the time of valuation, therefore a fair valued price using observable inputs was used.  It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken by the Fund in its 2009, 2010, 2011 and 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2013

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2013, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $4,473,805 and $7,500,000 respectively.

4.

INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH AFFILIATES

The Trust on behalf of the Fund pays Manarin Investment Counsel, Ltd. (the “Advisor”) a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund. However, the Advisor has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through April 30, 2014, to the extent necessary to ensure that ‘‘Other Expenses’’ of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense, distribution expense, and cost of Fund borrowings. For the six months ended June 30, 2013, the Advisor made no reimbursements to the Fund, nor did it waive any of its fees because Other Expenses did not exceed 0.50% of the Fund’s average daily net assets. The fees paid to the Advisor are reviewed annually by the Fund’s Board of Trustees.

Effective January 2013, GFS pays the Fund’s pro rata share of a total fee of $6,000 per quarter for each Independent Trustee, plus $3,500 per year for the Chairman of the Audit Committee and the Chairman of the Board of Trustees.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

An officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for the Fund and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the six months ended June 30, 2013, the Fund accrued $231,204 in total fees under the Plan, of which $228,094 was paid to brokers, $68,897 was paid to Manarin Securities Corporation, an affiliate of the Fund, and $3,110 was retained by the Distributor.  As selling broker, Manarin Securities Corporation, or its representatives, may indirectly receive additional 12b-1 fees from executing and/or clearing brokers to the extent its customers invest in the Fund through such brokers.

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2013

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. The Distributor is an affiliate of GFS. During the six months ended June 30, 2013, the Distributor received $74,421 in underwriting commissions.  Additionally, to the extent its customers purchase shares of the Fund, Manarin Securities Corporation may receive commissions.

During the six months ended June 30, 2013, Manarin Securities Corporation, a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  Manarin Securities Corporation received $0 in brokerage commissions.

In June 2010, the Securities & Exchange Commission staff (‘‘SEC’’) informed the Fund that the retention of distribution and/or shareholder servicing (12b-1) fees paid by the Investment Funds to the Fund’s distributor was contrary to a representation made to the SEC staff in 2000. Therefore, in June 2010, Manarin Securities Corporation (the ‘‘Distributor’’), rebated to the Fund all 12b-1 fees the Distributor previously received from the Investment Funds (approximately $1.9 million). The Fund’s average annual total returns excluding retroactive 12b-1 fees rebated by Distributor at December 31, 2010 are estimated as follows:

	1 Year	5 Year	10 Year	Since Inception
With 2.50% sales load	18.05%	3.16%	3.44%	1.54%
Without 2.50% sales load	21.07%	3.69%	3.70%	1.79%

The Distributor has also agreed that it will rebate to the Fund any and all future 12b-1 fees the Investment Funds may disburse to the Distributor. These amounts are, and future amounts will be, included in the Fund’s Statement of Operations in the account titled ‘‘Current 12b-1 fees rebated by Distributor.’’

5.

LOAN AND PLEDGE AGREEMENT

The Fund had a $30 million revolving credit agreement with Huntington Bank n.a. (Huntington Loan Agreement), to engage in permitted borrowing. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the Huntington Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The loan is fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Portfolio of Investments. Effective August 2, 2013, the Huntington Loan Agreement was reduced to $25 million.

Borrowings under the Huntington Loan Agreement are charged interest at a calculated rate computed by Huntington Bank n.a. based on the London Interbank Offered Rate (LIBOR rate) plus 1 basis point. In addition, there is a fee equal to 1/8% of the unused portion of the credit agreement. The loan is due on demand. The loan balance at June 30, 2013, was $314,511. For the six months ended June 30, 2013, information related to borrowings under the Huntington Loan Agreement is as follows:

Weighted Average Interest rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Six Months
1.98%	$92,966	181	$ 22,080	$ 533,104

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2013

6.

REDEMPTION FEES

A 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the six months ended June 30, 2013, the Fund receive $181 in redemption fees.

7.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the following periods was as follows:

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October		Unrealized	Total
Ordinary	Long-Term	and Late	Capital Loss	Appreciation/	Accumulated
Income	Gains	Year Losses	Carry Forwards	(Depreciation)	Earnings/(Deficits)
$ 1,222,569	$ -	$ -	$ (17,264,414)	$ 28,541,614	$ 12,499,769

The difference between book basis and tax basis unrealized appreciation and undistributed ordinary income is attributed to the mark-to-market on passive foreign investment companies.

At December 31, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 17,264,414	$ -	$ 17,264,414	December 31, 2017

Permanent book and tax differences primarily attributable to adjustments for short term capital gain distributions from the Investment Funds, resulted in reclassification for the Fund for the year ended December 31, 2012 as follows: an increase in undistributed net investment income of $607,974 and an increase in accumulated net realized loss from security transactions of $607,974.

8. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2013

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Lifetime Achievement Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2013

As a shareholder of Lifetime Achievement Fund (the ‘‘Fund’’), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013 (the ‘‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period 1/1/13-6/30/13*	Expense Ratio During the Period 1/1/13-6/30/13
	$1,000.00	$1,054.00	$7.38	1.45%

Hypothetical (5% return before expenses)	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period 1/1/13-6/30/13*	Expense Ratio During the Period 1/1/13-6/30/13
	$1,000.00	$1,017.60	$7.25	1.45%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Lifetime Achievement Fund (Unaudited)

Approval of Advisory Agreement – Lifetime Achievement Fund

In connection with a meeting held on February 23, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Agreement”) between Manarin Investment Counsel, Ltd. (“MIC” or the “Adviser”) and the Trust, on behalf of The Lifetime Achievement Fund (the “Fund”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the approval of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement included the following:

Nature, Extent and Quality of Services.   The Board noted that the Adviser had previously provided the Trustees with materials related to its proposed Advisory Agreement.

The Board reviewed a brief history of the Adviser and its personnel, as well as a brief overview of the current Predecessor Fund which MIC currently serves as investment adviser, along with the proposal to reorganize the Predecessor Fund into the Trust (the “NLFT III Reorganization”). The Board examined the Board Materials and reviewed the Predecessor Fund’s performance and investment strategy.  The Board noted that the Fund primarily invests in shares of other open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Investment Funds”) that each invest primarily in common stocks or fixed income securities.  The Board also noted that the Fund is “non-diversified,” which means that the Fund may invest in fewer securities at any one time than a diversified fund.  A representative of the Adviser explained that MIC selects Investment Funds based, in part, upon an analysis of the global macroeconomic environment and the relative valuations of various asset classes, sectors, and countries. In selecting open-end investment companies, the Adviser considers, among other factors, their past performance, asset size, number of portfolio holdings, portfolio turnover, consistency of their advisers’ investment process, administrative and other costs, shareholder services and the reputation, and stability of their investment advisers.  In selecting ETFs, MIC considers the underlying index, if any, methodology of portfolio construction, and liquidity of the ETF.

The Board reviewed materials provided by MIC related to the proposed Investment Advisory Agreement with the Trust, including MIC’s ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Predecessor Fund and that would perform services for the Fund, including the team of individuals that primarily monitor and execute the investment process.  The Board discussed the extent of MIC’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered MIC’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board reviewed the description provided by MIC of its practices for monitoring compliance with the Fund’s investment limitations.  The Board reviewed the capitalization of MIC based on financial information provided by MIC and discussions with MIC and concluded that MIC was sufficiently well-capitalized, or had the ability to source additional capital in order to meet its obligations to the Fund.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory and reliable.

Lifetime Achievement Fund (Unaudited)

Approval of Advisory Agreement – Lifetime Achievement Fund (continued)

Performance.   In assessing the portfolio management services provided by the Adviser under the proposed fund structure, the Board considered the comparative past performance of the Predecessor Fund as well as other factors relating to the Adviser’s track record.  The Board noted that the Predecessor Fund underperformed compared to its benchmarks for the one and three year periods; however, the Predecessor Fund outperformed its benchmark during the three and ten year periods.  The Board concluded that the overall performance of the Predecessor Fund under the management of the Adviser was satisfactory.

Fees and Expenses.    As to the costs of the services to be provided and profits to be realized by the Adviser, the Board discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory and estimated overall expenses compared to a peer group comprised of funds selected by the Adviser with similar investment objectives and strategies and of similar size.  The Board noted that MIC proposed to charge a 0.75% annual advisory fee based on the average net assets of the Fund.  The Board also noted that the Predecessor Fund’s Advisory Fee and Total Net Expenses were below the average as compared to its Morningstar category.  The Board concluded that the fees to be charged by the Adviser were reasonable.

Profitability.  The Board also considered the level of profits that could be expected to accrue to the Advisers with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of the Adviser provided by the Adviser.  With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent that the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund and the proposed Adviser’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

 Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Advisory Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

PRIVACY NOTICE

Rev. April 2012

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

Lifetime Achievement Fund

OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (402) 330-1166 or at its toll-free number (800) 397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. Such information is also available on the SEC’s website at http://www.sec.gov.

LEGAL COUNSEL
Thompson Hine LLP Columbus, Ohio

CUSTODIAN
The Huntington National Bank
41 South High Street
Columbus, Ohio 43287

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

FUND ACCOUNTANT AND TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP 1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

INVESTMENT MANAGER
Manarin Investment Counsel, Ltd.
505 N. 210th Street
Omaha, Nebraska 68022
(402) 330-1166

1941-NLD-08/07/2013

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/3/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/3/13